Exhibit 99.2

Second Quarter 2006 Results Supplemental Information August 9, 2006

"Safe Harbor" Statement Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called "forward-looking statements" by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of those words and other comparable words. We wish to take advantage of "safe harbor" provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.rcn.com.

Posted strong growth in revenue, EBITDA, and EBITDA margin Grew customers and RGUs despite seasonality Increased industry-leading ARPC and bundle rates Completed 50k-home build project 6 months early 2Q06 Highlights

Maintain gross margin Reduce G&A from 40% to 35% of revenue Generate positive free cash flow in 2H06 Strengthen product offerings and sales / marketing execution Reduce churn via improved overall service quality and lifecycle focus Build / Re-build homes Leverage Con Ed platform to accelerate Commercial growth Close / Integrate Con Ed Close Megacable SF / LA Strengthen balance sheet 2006 Objectives Margin Expansion Revenue Growth Portfolio

183 515 187 185 521 190 885 897 LHV NE Metro Other Metro RCN Total Customer Metrics RGUs (000s) & RGUs per Customer Average Revenue per Customer 1.9 2.3 1.9 RGUs per Customer 2.1 249 365 271 257 369 271 Voice Video Cable Modem 1Q06 2Q06 55% 77% 58% 67% 56% 77% 58% 68% LHV NE Metro Other Metro RCN Total Customers (000s) & Penetration % Bundled 52% 26% 26% Penetration 29% 29% 38% 30% 38% 2P 3P

Customer Focus Re-launched new competitive bundles A la carte "Hook & Pull" Process improvement in marketing & sales Created unique Hispanic content tier Advanced digital simulcast to improve quality and HD expansion Invested in RCN.com

Boston, MA Philadelphia, PA Chicago, IL Washington, D.C. New York Metro Area Commercial Update Facilities based / On-Net strategy Integration with CEC yielding operational improvements Cross selling opportunities Leveraging the network for residential and business Adding new buildings - surpassing 800 Preparing to scale-up to leverage footprint

Cost Initiatives Optimize and control variable costs Programming Network Continue to reduce overhead and fixed costs Headcount Facilities Support contracts Property taxes Insurance Focus on process improvements and standardization Customer care Billing Operations best practices

Key Regulatory Achievements New franchise agreements in Lehigh Valley "Must carry" sports - An FCC win in Adelphia/Comcast/Time Warner RCN sports carriage rights - Philadelphia protected Right to arbitrate - First-time opportunity to fight back rate increases PBS Kids VOD - 2-year contract extension Legislation - Assured RCN entitled to same franchise relief as RBOCs/MSOs

Revenue Trends Commercial Revenue Total Revenue Core Residential Revenue Other Residential Revenue (1) (1) Other residential revenue includes dial-up and reciprocal compensation ($ in millions) 27.4 29.6 32.0 63.8 63.9 65.6 35.7 34.1 32.6 132.2 ?1.2 ?1.6 ?2.0 129.2 128.1 Q205 Q106 Q206 Data Video Voice Other

7.9 9.8 9.7 2.9 3.6 7.5 2.1 15.1 19.3 ?1.7 ?0.7 11.5 Q205 Q106 Q206 Support Systems Infrastructure Success Based 70.9 66.5 70.6 36% 38% 42% 9% 8% 8% Q205 Q106 Q206 G&A Sales & Mktg Key Financial Trends Direct Cost Sales, General & Administrative EBITDA & EBITDA Margin ($ in millions) (1) Q206 results include $5M benefit related to the settlement of disputed network costs (2) Excludes non-cash stock based compensation Capital Expenditures % of Revenue % of Revenue (1) (2) % of Revenue (1)

Strong Financial Position Debt / Net Debt Leverage Ratio (1) Free Cash Flow (1) Calculated on a trailing 12 month basis ($ in millions) Cash & Short Term Investments

2006 Outlook Revenue $600 -$605M $610 -$615M EBITDA $115 - $120M $125 - $130M Capital Expenditures $85 - $90M $85 - $90M Previous Current